Selected Financial Information
2011 Fourth Quarter

Reflecting the Impact of Adopting New DAC
Accounting Standard
(ASU No. 2010-26)

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Jim Brannen
Chief Financial Officer
Jim.Brannen@FBLFinancial.com
(515) 225-5631

Don Seibel
Vice President - Finance
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Investor Relations Vice President
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	The Bank of New York Mellon
c/o BNY Mellon Shareowner Services
Shareholder Relations Department
P.O. Box 358015
Jersey City, NJ 07310-1900
www.bnymellon.com/shareowner

FBL Financial Group, Inc.
Selected Financial Information (Unaudited)
December 31, 2011
Table of Contents/Notes

Consolidated Financial Statements:
Consolidated Balance Sheets	3
Consolidated Statements of Operations	5
Consolidated Statements of Operating Income, last four quarters	6
Financial Information by Segment:
Segment Information	7
Consolidating Statements of Pre-tax Operating Income	8
Statements of Pretax Operating Income (Loss), last four quarters:
Annuity Segment	10
Life Insurance Segment	11
Corporate and Other Segment	12
Deferred Acquisition Costs by Segment	13
Other Information	15

NOTE 1: Effective January 1, 2012, we retrospectively adopted new accounting guidance related to accounting for costs associated with acquiring or renewing insurance contracts. In order for investors to become familiar with the historical impact of this retrospective accounting adoption, we are providing select financial information prior to the first quarter earnings release.

NOTE 2: In addition to net income (loss), we have consistently used operating income (loss), a non-GAAP financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Operating income (loss) for the periods presented equals net income (loss) adjusted to eliminate the impact of realized gains and losses on investments, changes in net unrealized gains and losses on derivatives, discontinued operations and loss on debt redemption associated with disposed operations.

We use operating income, in addition to net income (loss), to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. Also, the discontinued operations and loss on debt redemption are non-recurring items. These fluctuations make it difficult to analyze core operating trends. A view of our operating performance without the impact of these mismatches and nonrecurring items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 3: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Impact of New DAC Accounting Standard
(Dollars in thousands, except per share data)

	Year ended December 31,
	2011	2010
Impact to total FBL Financial Group, Inc. stockholders' equity
Total FBL Financial Group, Inc. stockholders' equity as previously reported	$1,278,066	$1,146,322
Impact of adoption of new accounting guidance	(75,752)	(101,688)
Total FBL Financial Group, Inc. stockholders' equity as currently reported	$1,202,314	$1,044,634

Impact to book value per share, including accumulated other comprehensive income
Book value per share, including accumulated other comprehensive income as previously reported	$41.60	$36.95
Impact of adoption of new accounting guidance	(2.47)	(3.29)
Book value per share, including accumulated other comprehensive income as currently reported	$39.13	$33.66

Impact to book value per share, excluding accumulated other comprehensive income
Book value per share, excluding accumulated other comprehensive income as previously reported	$36.72	$35.66
Impact of adoption of new accounting guidance	(3.39)	(3.67)
Book value per share, excluding accumulated other comprehensive income as currently reported	$33.33	$31.99

Impact to deferred acquisition costs
Deferred acquisition costs as previously reported	$376,797	$463,021
Impact of adoption of new accounting guidance	(116,541)	(142,336)
Deferred acquisition costs as currently reported	$260,256	$320,685

Impact to net income attributable to FBL Financial Group, Inc.
Total net income attributable to FBL Financial Group, Inc. as previously reported	$31,276	$120,653
Impact of adoption of new accounting guidance	9,463	(4,995)
Total net income attributable to FBL Financial Group, Inc. as currently reported	$40,739	$115,658

Impact to operating income
Total operating income as previously reported	$81,776	$76,209
Impact of adoption of new accounting guidance	(2,961)	(3,921)
Total operating income as currently reported	$78,815	$72,288

Impact to operating income per share - assuming dilution
Total operating income per share - assuming dilution as previously reported	$2.61	$2.48
Impact of adoption of new accounting guidance	(0.09)	(0.13)
Total operating income per share - assuming dilution as currently reported	$2.52	$2.35

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	Year ended December 31,
	2011	2010
Assets
Investments:
Fixed maturity securities - available for sale, at fair value (amortized cost: 2011 - $5,189,994; 2010- $4,768,155)	$5,570,550	$4,870,569
Equity securities - available for sale, at fair value (cost: 2011 - $55,697; 2010 - $54,912)	57,432	56,486
Mortgage loans	552,359	552,348
Real estate	2,541	8,265
Policy loans	172,368	170,341
Short-term investments	41,756	194,871
Other investments	189	461
Total investments	6,397,195	5,853,341

Cash and cash equivalents	296,339	4,794
Restricted debt defeasance trust assets	211,627	—
Securities and indebtedness of related parties	64,516	42,415
Accrued investment income	67,200	62,183
Amounts receivable from affiliates	3,942	2,025
Reinsurance recoverable	94,685	97,257
Deferred acquisition costs	260,256	320,685
Value of insurance in force acquired	25,781	27,706
Current income taxes recoverable	16,334	13,952
Other assets	67,590	67,000
Assets held in separate accounts	603,903	675,586
Assets of subsidiary held for sale	—	8,010,713

Total assets	$8,109,368	$15,177,657

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	Year ended December 31,
	2011	2010
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$3,744,857	$3,468,557
Traditional life insurance and accident and health products	1,401,995	1,362,410
Other policy claims and benefits	40,488	47,668
Supplementary contracts without life contingencies	359,663	353,935
Advance premiums and other deposits	211,573	188,577
Amounts payable to affiliates	713	328
Short-term debt payable to affiliates	—	100,000
Short-term debt payable to non-affiliates	174,258	—
Long-term debt payable to affiliates	49,968	—
Long-term debt payable to non-affiliates	97,000	271,168
Deferred income taxes	100,341	67,507
Other liabilities	122,180	104,653
Liabilities related to separate accounts	603,903	675,586
Liabilities of subsidiary held for sale	—	7,492,542
Total liabilities	6,906,939	14,132,931

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 29,457,644 shares in 2011 and 29,749,068 shares in 2010	129,684	118,165
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 1,192,990 shares	7,522	7,522
Accumulated other comprehensive income	177,845	51,644
Retained earnings	884,263	864,303
Total FBL Financial Group, Inc. stockholders' equity	1,202,314	1,044,634
Noncontrolling interest	115	92
Total stockholders' equity	1,202,429	1,044,726
Total liabilities and stockholders' equity	$8,109,368	$15,177,657

FBL Financial Group, Inc.
Consolidated Statements of Operations (Unaudited)
(Dollars in thousands, except per share data)

	Year ended December 31,
	2011	2010
Revenues:
Interest sensitive product charges	$97,103	$93,881
Traditional life insurance premiums	168,519	162,056
Net investment income	343,310	324,540
Net realized capital gains on sales of investments	5,355	21,392

Total other-than-temporary impairment losses	(20,206)	(30,637)
Non-credit portion in other comprehensive income	6,555	20,821
Net impairment losses recognized in earnings	(13,651)	(9,816)
Other income	17,701	14,289
Total revenues	618,337	606,342

Benefits and expenses:
Interest sensitive product benefits	192,082	176,588
Traditional life insurance benefits	148,959	137,180
Policyholder dividends	17,030	17,571
Underwriting, acquisition and insurance expenses	128,184	128,567
Interest expense	8,532	9,566
Loss on debt redemption	33,176	—
Other expenses	20,652	19,782
Total benefits and expenses	548,615	489,254
	69,722	117,088
Income taxes	(18,797)	(39,554)
Equity income, net of related income taxes	1,284	3,459
Net income from continuing operations	52,209	80,993
Discontinued operations:
Loss on sale of subsidiary, net of tax	(54,143)	—
Income from discontinued operations, net of tax	42,679	34,587
Total income (loss) from discontinued operations	(11,464)	34,587
Net income	40,745	115,580
Net loss (income) attributable to noncontrolling interest	(6)	78
Net income attributable to FBL Financial Group, Inc.	$40,739	$115,658

Earnings per common share:
Income from continuing operations	$1.69	$2.66
Income (loss) from discontinued operations	(0.37)	1.14
Earnings per common share	$1.32	$3.80
Earnings per common share - assuming dilution:
Income from continuing operations	$1.67	$2.63
Income (loss) from discontinued operations	(0.37)	1.13
Earnings per common share - assuming dilution	$1.30	$3.76

Cash dividends per common share	$0.2875	$0.2500

FBL Financial Group, Inc.
Consolidated Statements of Operating Income
(Dollars in thousands, except per share data)

	Q1 2011	Q2 2011	Q3 2011	Q4 2011
Operating revenues:
Interest sensitive product charges	$24,112	$24,053	$24,792	$24,136
Traditional life insurance premiums	41,387	44,139	40,342	42,651
Net investment income	83,706	86,685	85,987	86,485
Other income	4,999	3,980	4,856	3,866
Total operating revenues	154,204	158,857	155,977	157,138

Benefits and expenses:
Interest sensitive product benefits	46,685	48,261	49,369	47,765
Traditional life insurance benefits	36,598	37,717	35,598	39,053
Policyholder dividends	4,300	4,356	4,109	4,265
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	6,361	6,596	5,150	5,844
Amortization of deferred acquisition costs	8,376	7,980	11,452	7,115
Amortization of value of insurance in force acquired	360	(6,172)	1,405	(297)
Other underwriting expenses	17,824	18,727	17,885	19,638
Total underwriting, acquisition and insurance expenses	32,921	27,131	35,892	32,300
Interest expense	2,388	2,153	1,983	2,008
Other expenses	4,881	6,001	4,886	4,884
Total benefits and expenses	127,773	125,619	131,837	130,275
	26,431	33,238	24,140	26,863
Income taxes	(8,340)	(9,907)	(8,122)	(6,766)
Net loss (income) attributable to noncontrolling interest	2	18	1	(27)
Equity income, net of related income taxes	731	57	231	265
Operating income	18,824	23,406	16,250	20,335

Realized gains/losses on investments, net of offsets	203	111	(820)	(5,031)
Change in net unrealized gains/losses on derivatives, net of offsets	(243)	725	285	(281)
Net impact of discontinued operations	6,267	11,997	11,354	(41,079)
Loss on debt redemption	—	—	—	(21,564)
Net income (loss) attributable to FBL Financial Group, Inc.	$25,051	$36,239	$27,069	$(47,620)

Operating income per common share - assuming dilution	$0.60	$0.75	$0.52	$0.65
Earnings (loss) per common share - assuming dilution	$0.80	$1.16	$0.86	$(1.55)

Weighted average common shares outstanding (in thousands):
Basic	30,612	30,733	30,803	30,746
Effect of dilutive securities	510	474	463	509
Diluted	31,122	31,207	31,266	31,255

Operating return on equity, excluding AOCI - last twelve months (1)	10.7%	11.5%	10.7%	7.6%
Operating return on equity, including AOCI - last twelve months (1)	10.2%	10.8%	9.8%	6.8%

(1) Return on equity has not been restated to reflect the retrospective adoption of new accounting guidance or the impact of discontinued operations for periods prior to Q4 2011.

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income (loss). Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statement of Pre-tax Operating Income

Year Ended December 31, 2011	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$664	$49,146	$47,283	$97,093
Traditional life insurance premiums	—	168,519	—	168,519
Net investment income	181,974	134,999	25,890	342,863
Other income	2	292	17,407	17,701
Total operating revenues	182,640	352,956	90,580	626,176

Benefits and expenses:
Interest sensitive product benefits	100,487	62,364	29,229	192,080
Traditional life insurance benefits	—	148,966	—	148,966
Policyholder dividends	—	17,030	—	17,030
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	3,428	16,074	4,448	23,950
Amortization of deferred policy acquisition costs	8,916	18,042	7,967	34,925
Amortization of value of insurance in force acquired	244	(4,948)	—	(4,704)
Other underwriting expenses	11,302	44,926	17,846	74,074
Total underwriting, acquisition and insurance expenses	23,890	74,094	30,261	128,245
Interest expense	—	—	8,532	8,532
Other expenses	—	—	20,652	20,652
Total benefits and expenses	124,377	302,454	88,674	515,505
	58,263	50,502	1,906	110,671
Net income attributable to noncontrolling interest	—	—	(6)	(6)
Equity income, before tax	—	—	394	394
Pre-tax operating income	$58,263	$50,502	$2,294	$111,059
Income taxes on operating income				(32,244)
Realized gains/losses on investments				(5,983)
Change in net unrealized gains/losses on derivatives				932
Loss on debt redemption				(21,564)
Total loss from discontinued operations				(11,461)
Net income attributable to FBL Financial Group, Inc.				$40,739

FBL Financial Group, Inc.
Consolidating Statement of Pre-tax Operating Income (Continued)

Year Ended December 31, 2010	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$557	$45,338	$47,937	$93,832
Traditional life insurance premiums	—	162,056	—	162,056
Net investment income	166,932	132,415	21,227	320,574
Other income	10	316	13,963	14,289
Total operating revenues	167,499	340,125	83,127	590,751

Benefits and expenses:
Interest sensitive product benefits	98,880	55,787	22,330	176,997
Traditional life insurance benefits	—	137,169	—	137,169
Policyholder dividends	—	17,571	—	17,571
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	2,966	15,452	3,987	22,405
Amortization of deferred policy acquisition costs	6,044	16,252	7,371	29,667
Amortization of value of insurance in force acquired	(1,018)	2,601	—	1,583
Other underwriting expenses	10,944	41,561	19,929	72,434
Total underwriting, acquisition and insurance expenses	18,936	75,866	31,287	126,089
Interest expense	—	—	9,566	9,566
Other expenses	—	—	19,782	19,782
Total benefits and expenses	117,816	286,393	82,965	487,174
	49,683	53,732	162	103,577
Net income attributable to noncontrolling interest	—	—	78	78
Equity income, before tax	—	—	5,321	5,321
Pre-tax operating income	$49,683	$53,732	$5,561	$108,976
Income taxes on operating income				(36,688)
Realized gains/losses on investments				6,491
Change in net unrealized gains/losses on derivatives				2,292
Total income from discontinued operations				34,587
Net income attributable to FBL Financial Group, Inc.				$115,658

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Annuity Segment

	Q1 2011	Q2 2011	Q3 2011	Q4 2011
Pre-tax Operating Income	(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$161	$154	$182	$167
Net investment income	43,460	46,506	45,635	46,373
Other income	—	1	—	1
Total operating revenues	43,621	46,661	45,817	46,541

Benefits and expenses:
Interest sensitive product benefits	24,717	25,200	25,336	25,234
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	1,072	892	740	724
Amortization of deferred acquisition costs	1,804	2,365	2,004	2,743
Amortization of value of insurance in force acquired	(150)	317	440	(363)
Other underwriting expenses	2,802	2,863	2,768	2,869
Total underwriting, acquisition and insurance expenses	5,528	6,437	5,952	5,973
Total benefits and expenses	30,245	31,637	31,288	31,207
Pre-tax operating income	$13,376	$15,024	$14,529	$15,334

Selected balance sheet data, securities at cost:
Assets:
Investments	$3,136,065	$3,248,310	$3,297,875	$3,298,442
Deferred acquisition costs	74,565	76,154	77,416	78,102
Value of insurance in force acquired	12,269	11,952	11,496	11,852

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$2,674,844	$2,748,421	$2,784,995	$2,812,666
Other insurance reserves	371,179	374,781	376,592	378,319
Allocated equity, excluding AOCI	242,997	249,218	252,082	254,602

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment

	Q1 2011	Q2 2011	Q3 2011	Q4 2011
Pre-tax Operating Income	(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$11,945	$12,103	$12,474	$12,624
Traditional life insurance premiums	41,387	44,139	40,342	42,651
Net investment income	33,776	33,842	33,979	33,402
Other income	97	60	124	11
Total operating revenues	87,205	90,144	86,919	88,688

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	7,613	7,682	7,211	7,213
Death benefits	7,487	8,024	9,320	7,814
Total interest sensitive product benefits	15,100	15,706	16,531	15,027
Traditional life insurance benefits:
Death benefits	17,713	16,023	16,531	19,212
Surrender and other benefits	10,216	9,123	8,543	7,978
Increase in traditional life future policy benefits	8,669	12,571	10,524	11,863
Total traditional life insurance benefits	36,598	37,717	35,598	39,053
Policyholder dividends	4,300	4,356	4,109	4,265
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	3,937	4,540	3,442	4,155
Amortization of deferred acquisition costs	5,533	3,609	4,877	4,023
Amortization of value of insurance in force acquired	510	(6,489)	965	66
Other underwriting expenses	10,654	11,383	10,863	12,026
Total underwriting, acquisition and insurance expenses	20,634	13,043	20,147	20,270
Total benefits and expenses	76,632	70,822	76,385	78,615
Pre-tax operating income	$10,573	$19,322	$10,534	$10,073

Selected balance sheet data, securities at cost:
Assets:
Investments	$2,175,151	$2,208,177	$2,212,936	$2,224,280
Deferred acquisition costs	177,597	181,208	182,384	187,113
Value of insurance in force acquired	20,751	27,241	26,275	26,210

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$632,454	$636,791	$642,362	$647,711
Other insurance reserves	1,502,695	1,516,521	1,533,024	1,549,886
Allocated equity, excluding AOCI	271,429	273,434	280,450	286,067

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (Loss)
Corporate and Other Segment

	Q1 2011	Q2 2011	Q3 2011	Q4 2011
Pre-tax Operating Income (Loss)	(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$12,006	$11,796	$12,136	$11,345
Net investment income	6,470	6,337	6,373	6,710
Other income	4,902	3,919	4,732	3,854
Total operating revenues	23,378	22,052	23,241	21,909

Benefits and expenses:
Interest sensitive product benefits	6,868	7,355	7,502	7,504
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	1,352	1,164	968	965
Amortization of deferred acquisition costs	1,039	2,007	4,572	349
Other underwriting expenses	4,368	4,481	4,254	4,743
Total underwriting, acquisition and insurance expenses	6,759	7,652	9,794	6,057
Interest expense	2,388	2,153	1,983	2,008
Other expenses	4,881	6,001	4,886	4,884
Total benefits and expenses	20,896	23,161	24,165	20,453
	2,482	(1,109)	(924)	1,456
Net loss (income) attributable to noncontrolling interest	2	18	1	(27)
Equity income (loss), before tax	1,124	88	(409)	(409)
Pre-tax operating income (loss)	$3,608	$(1,003)	$(1,332)	$1,020

Selected balance sheet data, securities at cost:
Assets:
Investments	$523,074	$469,288	$472,571	$492,182
Deferred acquisition costs	105,364	103,849	100,150	99,916
Separate account assets	695,777	681,996	574,374	603,903

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$257,953	$262,501	$277,215	$284,480
Other insurance reserves	93,489	96,617	94,716	93,826
Separate account liabilities	695,777	681,996	574,374	603,903
Allocated equity, excluding AOCI	503,595	532,684	549,722	480,800

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q1 2011	Q2 2011	Q3 2011	Q4 2011
	(Dollars in thousands)
Annuity
Balance - beginning of period	$71,842	$74,565	$76,154	$77,416
Capitalization:
Commissions	4,557	3,839	2,889	3,039
Expenses	348	327	266	373
Total capitalization	4,905	4,166	3,155	3,412
Amortization - operating basis, before impact of unlocking	(1,804)	(2,365)	(2,410)	(2,743)
Amortization - unlocking, operating basis	—	—	406	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(378)	(212)	111	17
Balance - end of period	$74,565	$76,154	$77,416	$78,102

Life Insurance
Balance - beginning of period	$176,419	$177,597	$181,208	$182,384
Capitalization:
Commissions	4,372	4,538	3,950	5,445
Expenses	2,059	2,373	2,015	2,791
Deferral of sales inducements	682	247	105	587
Total capitalization	7,113	7,158	6,070	8,823
Amortization - operating basis, before impact of unlocking	(5,670)	(3,790)	(3,155)	(4,094)
Amortization - unlocking, operating basis	—	—	(1,763)	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(265)	243	24	—
Balance - end of period	$177,597	$181,208	$182,384	$187,113

Corporate and Other
Balance - beginning of period	$105,369	$105,364	$103,849	$100,150
Capitalization:
Commissions	736	612	373	240
Deferral of sales inducements	36	4	2	15
Total capitalization	772	616	375	255
Amortization - operating basis, before impact of unlocking	(1,060)	(1,182)	(5,406)	(366)
Amortization - unlocking, operating basis	—	(850)	819	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	283	(99)	513	(123)
Balance - end of period	$105,364	$103,849	$100,150	$99,916

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q1 2011	Q2 2011	Q3 2011	Q4 2011
	(Dollars in thousands)
Total
Balance - beginning of period	$353,630	$357,526	$361,211	$359,950
Capitalization:
Commissions	9,665	8,989	7,212	8,724
Expenses	2,407	2,700	2,281	3,164
Deferral of sales inducements	718	251	107	602
Total capitalization	12,790	11,940	9,600	12,490
Amortization - operating basis, before impact of unlocking	(8,534)	(7,337)	(10,971)	(7,203)
Amortization - unlocking, operating basis	—	(850)	(538)	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(360)	(68)	648	(106)
Balance - end of period	357,526	361,211	359,950	365,131
Impact of realized/unrealized gains/losses in AOCI	(34,371)	(54,698)	(107,099)	(104,875)
Deferred acquisition costs	$323,155	$306,513	$252,851	$260,256

FBL Financial Group, Inc.
Other Information

	March 31,	June 30,	September 30,	December 31,
	2011	2011	2011	2011
	(Dollars in thousands, except per share data)

Capitalization:
Senior notes with affiliates, due 2015	$100,000	$99,927	$99,932	$49,968
Senior notes, due 2014	75,185	75,171	75,156	75,142
Senior notes, due 2017	99,006	99,041	99,079	99,116
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000
Total debt	371,191	371,139	371,167	321,226

Preferred stock	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	1,018,021	1,055,336	1,082,254	1,021,469
Total capitalization, excluding AOCI	1,392,212	1,429,475	1,456,421	1,345,695

Accumulated other comprehensive income	63,435	120,041	230,174	177,845
Total capitalization, including AOCI	$1,455,647	$1,549,516	$1,686,595	$1,523,540

Common shares outstanding	31,134,662	31,206,396	31,237,734	30,650,634

Book Value per Share:
Excluding AOCI	$32.70	$33.82	$34.65	$33.33
Including AOCI	34.73	37.66	42.01	39.13

Debt-to-Capital Ratio:
Excluding AOCI	26.7%	26.0%	25.5%	23.9%
Including AOCI	25.5	24.0	22.0	21.1

Debt-to-Capital Ratio with 100% Credit for Trust Preferred Securities:
Excluding AOCI	19.7%	19.2%	18.8%	16.7%
Including AOCI	18.8	17.7	16.3	14.7